As filed with the Securities and Exchange Commission on February 16, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 30, 2011

B&G Foods, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-32316	13-3918742
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Four Gatehall Drive, Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 401-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 2 to the Current Report on Form 8-K originally filed by B&G Foods, Inc. with the SEC on December 6, 2011 is being filed to amend Exhibit 99.2 to Amendment No. 1 filed on February 15, 2012 to correct a typographical error appearing on our Unaudited Pro Forma Combined Statement of Operations for the year ended January 1, 2011 appearing on page 3 of the exhibit.  This amendment corrects our pro forma combined diluted earnings per share for the year ended January 1, 2011 from $1.02 per share to $1.00 per share.

Except as noted above, all information contained in the original filing as amended by Amendment No. 1 remains unchanged.  For the convenience of the reader, we have filed with this amendment the entire Exhibit 99.2, as amended hereby.

Item 9.01.  Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) is filed as Exhibit 99.2 to this amendment and is incorporated by reference herein.

(d)	Exhibits.

	99.2	Unaudited Pro Forma Combined Financial Statements of B&G Foods, Inc. and Subsidiaries as of and for the three quarters ended October 1, 2011 and fiscal year ended January 1, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B&G FOODS, INC.

Dated: February 16, 2012	By:	/s/ Robert C. Cantwell
Robert C. Cantwell
Executive Vice President of Finance and Chief Financial Officer